BitMine

Ethereum:
The Foundation of the New Financial System



Jonathan Bates, CEO - BitMine Immersion Technologies, Inc. (BMNR)

Disclaimers

General Bitmine Immersion Technologies, Inc. ("BMNR" or the "Company") is making this presentation available in connection with an update on the Company and the industries in which it operates. The information contained in this presentation does not purport to be complete or to be all-inclusive or to contain all of the information that prospective investors may require. Prospective investors are encourage to conduct their own analysis and review of information contained in this presentation as well as important additional information through the Securities and Exchange Commission's ("SEC") EDGAR system at www.sec.gov and on our website at www.bitminetech.io.

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955 and other applicable securities laws. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the Company's future financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. Words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "project," "will" "would," "could," "should" and similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward looking statements in this presentation may include risks and certainties which are provided to you and indicated from time to time as described in BMNR's most recent Forms 10-K, 10-Q, and 8-K filed or furnished with the SEC. You should also carefully consider the risks and uncertainties described and the information presented in or incorporated by reference into BMNR's registration statement on Form S-3ASR filed July 9, 2025 and in subsequent current, quarterly, and annual reports filed with or furnished with the SEC. These filings or potential filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements referred hereto. These statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates, as well as management's beliefs and assumptions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from those expressed or implied in the forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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Non-GAAP Financial Measures This presentation includes references to certain financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), including references to modified net asset value ("mNAV") and other non-GAAP metrics. These non-GAAP financial measures are provided as supplemental information and should not be considered as a substitute for, or superior to, financial information prepared in accordance with GAAP. The Company believes these non-GAAP measures provide useful information to investors and analysts in understanding and evaluating digital asset treasury companies like the Company. Because non-GAAP financial measures are not defined by GAAP, the Company's definition of these measures may differ from, and may not be comparable to, similarly titled measures used by other companies. Investors are cautioned not to place undue caution on these non-GAAP measures.

Agenda

1. Crypto's Shift
2. What is Ethereum?
3. Stablecoins, Tokenization, & AI
4. Ethereum Exposure
5. The Institutional Vehicle
6. Superior Execution
7. The Road Ahead

Crypto's Shift:
From Boom/Bust to Institutional Adoption

We believe that digital assets are rapidly maturing into a legitimate asset class thanks to recent policy shift from adversary to industry ally

ETF Approvals
Watershed moment that increased access to digital assets for more investors

SEC's Project Crypto
Highlighting the shift of a major regulator toward the stewardship of innovation

Genius Act
Established first federal framework for stablecoins, aligning digital dollars with U.S. financial leadership

Clarity Act
Anticipated to become law this year, expected to define how digital assets will be classified as either securities or commodities

What is Ethereum?

Bitcoin = "Digital Gold"

Scarce, sovereign-neutral store of value

Ethereum = Digital Oil and the Digital Infrastructure

The fuel and foundation of the digital financial system

Every on-chain transaction consumes ETH, making it both utility and collateral for the entire on-chain world

Serves as the settlement layer on top of which all applications are expected to be built in this next generation of global finance


The Bull Case for ETH
Digital Oil, Store of Value, and Global Reserve Asset for the Digital Economy
JUNE 2025

Source: EthDigitalOil.com

Stablecoins: *Crypto's ChatGPT Moment*

Digital dollars powering payments, trading, and tokenization, while anchoring U.S. dominance on the blockchain

- $300B market today => $2T potential according to Treasury Secretary Scott Bessent[1]
- Genius Act mandates stablecoins hold permitted reserves 1:1
  - 12th largest holder of treasuries currently, at $1.1T they become the largest[1]
  - Brings a massive new buyer of U.S. treasuries, deeply incentivizing U.S. government support of crypto and blockchain adoption
- 53% of all stablecoin value issued on Ethereum, more than double the nearest chain[2]

Source: [1]Bloomberg; [2]DeFiLlama



Tron
26%
Solana
5%
BSC
5%
Others
3%
Plasma
2%
Hyperliquid
2%
Arbitrum
2%
Base
1%
Polygon
1%
Avalanche
1%
Ethereum
53%

Source: DeFiLlama

THE BLOCK

Treasury Secretary Bessent says Trump's crypto push will lock in dollar supremacy

By: RT Watson - June 18, 2025

"Stablecoins could reinforce dollar supremacy because stablecoins could end up being one of the largest buyers of U.S. Treasuries."



Treasury Secretary Scott Bessent

Source: The Block

Tokenization: *Wall Street 2.0*


BlackRock
J.P.Morgan
UBS
Swift
VISA
shopify
DWS
SAP
BNY
Robinhood
BANK OF CHINA
HSBC
FRANKLIN TEMPLETON
Fidelity
Deutsche Bank
coinbase
WisdomTree
DBS
caceis
Baillie Gifford
GUGGENHEIM
VanEck
ChinaAMC
nab
Source: x.com @ripdoteth

Finance is going on-chain. Ownership of every asset class from stocks and bonds, to real estate, private credit, and fine art is being rebuilt on blockchain rails.

- **Efficiency Revolution**
  Instant settlement, lower costs, and 24/7 global liquidity
- **Trillions in illiquid assets unlock**
  Tokenization fractionalizes ownership and expands access worldwide
- **Ethereum has been widely adopted for institutional applications and is recognized for its network reliability, demonstrating ZERO downtime[1] since inception**
  Wall Street doesn't want the fastest chain, they're demanding the most reliable

Source: [1]EthDigitalOil.com

COINCENTRAL

Robinhood CEO: Tokenization is a "Freight Train" Heading for Traditional Finance

By: Trader Edge - October 2, 2025

> *"Crypto and traditional finance have been living in separate worlds, but they'll fully merge.*
>
> *In the future, everything will be on chain in some form, and the distinction will disappear."*
>
> Vlad Tenev, CEO Robinhood

**** In June of 2025, Robinhood launched stock and ETF tokens on Arbitrum, a major Ethereum L2 ****

Source: Coincentral



AI x Crypto

AI agents are coming - autonomous systems that will buy, sell, negotiate, and deliver services on our behalf.

- These agents will likely increase demand for instant, permissionless payment rails that can transact 24/7 without human or institutional intermediaries
- Crypto provides the missing layer of interoperability - frictionless, programmable value transfer between machines
- Ethereum enables it all - Smart contracts become the logic that governs how AI agents exchange data, pay for compute, and collaborate securely

THE BLOCK

Smart Contracts get Smarter: How AI Agents are Changing the Blockchain Space

By: Vishal Chawla - December 25, 2024

"An AI agent on a blockchain is essentially a smart contract that can execute decisions independently, based on data, without human approval."

James Ross, Founder of Mode (Ethereum L2)

Source: The Block

Ethereum Exposure Options

Self-Custody

- ✓ Buy through exchanges such as Coinbase, Gemini, Kraken
- ✗ Risk of hack if coins are held on exchanges
- ✗ Risk of technical error if utilizing cold storage
- ✗ Not likely to take advantage of staking yield unless highly sophisticated crypto operator

ETF's

- ✓ Buy through traditional brokerage accounts
- ✓ No risk of hack and easy custody
- ✗ Expense ratio paid to the ETF managers
- ✗ ETFs may offer staking, but must keep a liquidity reserve unstaked, reducing the aggregate yield on holdings

Digital Asset Treasuries (DATs)

- ✓ **The Instituional Vehicle...**

Digital Asset Treasuries: *The Institutional Vehicle*

A Digital Asset Treasury (DAT) is a public company that:

1. Leverages strategic capital markets activities to raise funds and accretively grow its treasury holdings
2. Executes sophisticated network staking operations to further compound assets on its balance sheet

Source: [1]EthDigitalOil.com

Productive treasury assets such as Ethereum offer 3-4% staking yields[1]. Management can use that income to:

- Grow treasury assets, further compounding ETH/share
- Make strategic investments to advance the Ethereum network
- Fund share buyback program during market weakness
- Pay dividends to shareholders

Leveraging Capital Markets:
The Flywheel of Treasury Growth


A
B
C

- A — Issue shares via ATM with stock trading at mNAV premium
- B — Share issuance provides funds to accumulate treasury assets
- C — Asset purchases increase treasury's NAV/share

Why does mNAV premium exist?

NAV of the Treasury	Base level of assets held on the balance sheet
Native yield earned through staking	Treasury holds a productive asset that can earn yield, further compounding assets held
Velocity of ETH accumulation	Market rewards those that have shown they can grow ETH/share more aggressively than others
Stock Price Liquidity	Investors pay a premium for the ability to get into and out of their position, as well as favor those with a liquid options chain to incorporate hedges

The Institutional Choice

Some institutions have mandate constraints that limit their ability to buy crypto outright or buy ETF's and may seek listed vehicles for exposure. When it comes to gaining Ethereum exposure, managers will likely look for a pure play, with deep liquidity, that has shown aggressive NAV/share growth, and who can efficiently capture the staking yield.

Select institutional investors hold positions in BMNR

FOUNDERS FUND

MOZAYYX

galaxy

ARK INVEST

kraken

- Cathie Wood's ARK
- Peter Thiel's Founders Fund
- Stanley Druckenmiller
- Bill Miller III
- Galaxy Digital
- Pantera
- MOZAYYX
- Kraken

BMNR's Superior Execution

- Grown treasury value from $16M in June 2025 to $13B+ as of October 2025[1]
- Ethereum accumulation has reached 3M+ tokens through prudent and strategic market operations[1]
- Achieved deep liquidity, averaging ~50M shares traded daily (~$2.5B in volume), consistently ranking among the top 30 most liquid U.S. stocks[2]



Treasury Value (B)
ETH Tokens
ETH Tokens
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
Treasury Value (B)
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
7/14/2025
7/21/2025
7/28/2025
8/4/2025
8/11/2025
8/18/2025
8/25/2025
9/1/2025
9/8/2025
9/15/2025
9/22/2025
9/29/2025
10/6/2025
10/13/2025
10/20/2025

Source: [1]SEC Edgar; [2]TradingView.com

The Road Ahead

Alchemy of 5%

- Continuing towards our goal of accumulating 5% of the Ethereum network
- Current holdings of 3.24M tokens puts us more than halfway to our goal[1]

Staking Program

- Meticulously planning our staking program
- Aiming for yield of 3-4% on ETH holdings when fully implemented

Moonshots

- Our way of investing in and supporting the evolution of the Ethereum network
- $20M strategic investment in EightCo Holdings (OCTO), focused on "proof of personhood" through Worldcoin[1]

Source: [1]SEC Edgar

The Future Runs on Ethereum

Ethereum is the foundation of the new financial system	Powering stablecoins, tokenization, and AI's digital economy
BitMine is a leading institutional vehicle for Ethereum exposure	Rapidly expanding ETH/share as sophisticated allocators of your capital
Stewards of Ethereum's Evolution	Supporting the growth and maturation of the Ethereum ecosystem



BitMine

Jonathan Bates

Chief Executive Officer

BitMine Immersion Technologies, Inc. (NYSE: BMNR)